UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026 (July 21, 2026)

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave, Suite 210 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 757-3650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On July 21, 2026, Brand Engagement Network, Inc. (the “Company”) entered into a Conversion Agreement (the “Conversion Agreement”) with BEN Capital Fund I, LLC (“BCF”). Pursuant to the Conversion Agreement, BCF converted outstanding advances in the aggregate amount of $53,150 into 4,011 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price of $13.25 per share. The conversion price represents the 10-day closing average price of the Common Stock on The Nasdaq Stock Market LLC ending on July 20, 2026.

The shares of Common Stock issued pursuant to the Conversion Agreement were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

During the period from July 1, 2026 through July 22, 2026, the Company also issued shares of Common Stock in connection with a Stock Purchase Agreement exercise and warrant exercises by shareholders. These issuances were made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act (or, where applicable, pursuant to an effective registration statement).

Item 7.01. Regulation FD Disclosure.

The Company is providing an update on capital activity for the period July 1, 2026 through July 22, 2026. As of July 22, 2026, the Company had received approximately $460,867.30 in gross proceeds from equity issuances and warrant exercises and completed approximately $328,150 of conversions of outstanding obligations into equity, for a total balance sheet improvement of approximately $789,017.30, resulting from the following transactions:

● Stock Purchase Agreement exercise of $150,044.40 at $17.82 per share (8,420 shares);

● Proceeds from warrant exercises by shareholders of $310,822.90;

● Conversion of deferred compensation obligations into equity in the amount of $275,000 pursuant to an Employee Stock Election Form executed by Tyler Luck, the Company’s Chief Executive Officer, at $13.25 per share (20,754 shares issued in the name of October 3d Holdings, LLC). The $275,000 represents deferred cash-value equivalent compensation ($150,000 for calendar year 2025 and $125,000 for the period September 14, 2025 through June 1, 2026). The election and issuance were approved by the Company’s Board of Directors pursuant to the Brand Engagement Network Inc. Long-Term Incentive Plan.

● Debt-to-equity conversion of $53,150 pursuant to the Conversion Agreement with BEN Capital Fund I, LLC at $13.25 per share (4,011 shares), as described under Item 3.02 above.

These transactions converted outstanding obligations into equity and generated cash proceeds, resulting in a total improvement to the Company’s balance sheet of approximately $789,017.30 without requiring additional cash expenditures for the converted amounts.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain disclosures in this report include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s business outlook, industry, business strategy, plans, goals and expectations concerning the Company’s market position, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this discussion, the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this report. Forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Additional information concerning these and other factors can be found under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC and in the Company’s Quarterly Reports on Form 10-Q. Any one of these factors or a combination of these factors could materially affect the Company’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this report ultimately prove to be accurate. The Company’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1	Employee stock election form

Exhibit 2	Conversion agreement

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brand Engagement Network, Inc.

Date:	July 24, 2026

By:	/s/ Tyler Luck
Name:	Tyler Luck
Title:	Chief Executive Officer